UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2012

Kensey Nash Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34388	36-3316412
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

735 Pennsylvania Drive, Exton, Pennsylvania 19341

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (484) 713-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 16, 2012 Kensey Nash Corporation (the “Company”) entered into a settlement agreement (the “Settlement Agreement”) with St. Jude Medical, Inc. ( “St. Jude Medical”), which resolves all disputes between the two companies relating to the Angio-Seal vascular closure device (the “Angio-Seal device”) licenses, as well as other related claims. Under the terms of the Settlement Agreement, the Company will receive $39 million from St. Jude Medical, payable in 12 equal quarterly payments beginning March 31, 2012, in lieu of all future royalties for the Angio-Seal and all other related claims.

As part of the Settlement Agreement and forming Schedule D to it, the Company and St. Jude Medical entered into a new collagen supply agreement (the “2012 Collagen Supply Agreement”), replacing and effectively extending the previous such agreement between the parties which was set to expire on December 31, 2012. Pursuant to the 2012 Collagen Supply Agreement, the Company will continue to be the exclusive outside supplier of collagen for the Angio-Seal device through the contract term of December 31, 2017. In addition, the 2012 Collagen Supply Agreement expands the minimum orders to be provided over the contract term to five million units.

The Settlement Agreement is filed as Exhibit 10.1 to this Form 8-K, and the foregoing descriptions of the agreement is qualified in its entirety by reference to the full text of the agreement set forth in Exhibit 10.1 and hereby incorporated by reference herein.

Item 7.01	Regulation FD Disclosure

On March 16, 2012 the Company issued a press release announcing that it entered into the Settlement Agreement and the 2012 Collagen Supply Agreement, as defined in Item 1.01 of this Current Report, and as a result, the Company updated its earnings guidance for the quarters ending March 31, 2012 and June 30, 2012, its full fiscal year ending June 30, 2012, as well as preliminary top level guidance for its full fiscal year ending June 30, 2013. The press release is included as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 of this Current Report (including Exhibit 99.1 hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Confidential Settlement Agreement between Kensey Nash Corporation and St. Jude Medical Inc., dated as of March 16, 2012.*

99.1	Press Release of Kensey Nash Corporation dated March 16, 2012. (furnished herewith)

*	Portions of this exhibit were omitted and have been filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment under Rule 24b-2 under the Securities Exchange Act of 1934 and Rule 406 under Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENSEY NASH CORPORATION

By:	/s/ Michael Celano
Michael Celano
Chief Financial Officer

Dated: March 19, 2012

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